Exhibit 21.1
SUBSIDIARIES OF BLUE OWL CAPITAL INC.

Name of Subsidiary	Country (State)
Ascentium Group GP Limited	Cayman Islands
Ascentium Group LP	Cayman Islands
Blue Owl Access Fund GP LLC	United States (Delaware)
Blue Owl Capital Canada Holdings I LLC	United States (Delaware)
Blue Owl Capital Canada Holdings II LLC	United States (Delaware)
Blue Owl Capital Canada ULC	Canada (British Columbia)
Blue Owl Capital Carry LP	United States (Delaware)
Blue Owl Capital Diversified Holdings LLC	United States (Delaware)
Blue Owl Capital (Dubai) Limited	Dubai
Blue Owl Capital GP Holdings LLC	United States (Delaware)
Blue Owl Capital GP Holdings LP	United States (Delaware)
Blue Owl Capital GP LLC	United States (Delaware)
Blue Owl Capital Group LLC	United States (Delaware)
Blue Owl Capital HK Limited	Hong Kong
Blue Owl Capital Holdings LLC	United States (Delaware)
Blue Owl Capital Holdings LP	United States (Delaware)
Blue Owl Capital Japan	Cayman Islands
Blue Owl Capital Pte. Ltd.	Singapore
Blue Owl Capital Technology Holdings Holdco, LLC	United States (Delaware)
Blue Owl Capital Technology Holdings II LLC	United States (Delaware)
Blue Owl Capital Technology Holdings LLC	United States (Delaware)
Blue Owl Capital UK Ltd.	United Kingdom
Blue Owl Credit Advisors LLC	United States (Delaware)
Blue Owl Credit Private Fund Advisors LLC	United States (Delaware)
Blue Owl Diversified Credit Advisors LLC	United States (Delaware)
Blue Owl Diversified Lending (CP) GP LLC	United States (Delaware)
Blue Owl Diversified Lending 2020 GP LLC	United States (Delaware)
Blue Owl Diversified Lending II (Cayman) GP LLC	Cayman Islands
Blue Owl Exchange GP LLC	United States (Delaware)
Blue Owl Finance LLC	United States (Delaware)
Blue Owl First Lien Fund (C) GP LLC	United States (Delaware)
Blue Owl First Lien Fund II (Cayman) Unlevered GP LLC	Cayman Islands
Blue Owl First Lien GP LLC	United States (Delaware)
Blue Owl First Lien II 1X GP LLC	United States (Delaware)
Blue Owl First Lien II GP LLC	United States (Delaware)
Blue Owl Funding Partners GP LLC	United States (Delaware)
Blue Owl GP Stakes Advantage Associates LP	United States (Delaware)
Blue Owl GP Stakes Associates DGP Co-Invest LP	United States (Delaware)
Blue Owl GP Stakes Associates III LP	United States (Delaware)
Blue Owl GP Stakes Associates IV LP	United States (Delaware)

Name of Subsidiary	Country (State)
Blue Owl GP Stakes Associates V LP	United States (Delaware)
Blue Owl GP Stakes Associates VI LP	United States (Delaware)
Blue Owl GP Stakes Associates VI S.à r.l.	United States (Delaware)
Blue Owl GP Stakes GP Holdings LLC	United States (Delaware)
Blue Owl GP Stakes I GP LLC	United States (Delaware)
Blue Owl GP Stakes II GP LLC	United States (Delaware)
Blue Owl GP Stakes Mirror GP LLC	United States (Delaware)
Blue Owl GPSC Advisors LLC	United States (Delaware)
Blue Owl GPSC IV Advisors LLC	United States (Delaware)
Blue Owl Healthcare Opportunities Advisors LLC	United States (Delaware)
Blue Owl Healthcare Opportunities GP II LLC	United States (Delaware)
Blue Owl Healthcare Opportunities GP III LLC	United States (Delaware)
Blue Owl Healthcare Opportunities GP IV LLC	United States (Delaware)
Blue Owl HomeCourt Associates LLC	United States (Delaware)
Blue Owl Lending Fund (M) GP LLC	United States (Delaware)
Blue Owl Liquid Credit Advisors LLC	United States (Delaware)
Blue Owl MC Debt Opportunities GP LLC	United States (Delaware)
Blue Owl NL Opportunity Credit GP LLC	United States (Delaware)
Blue Owl Oak Trust Carry LLC	United States (Delaware)
Blue Owl Opportunistic Lending DL (C) GP LLC	United States (Delaware)
Blue Owl Opportunistic Lending GP LLC	United States (Delaware)
Blue Owl Opportunistic Lending I (H) GP LLC	United States (Delaware)
Blue Owl Opportunistic Lending II GP LLC	United States (Delaware)
Blue Owl Real Estate Capital LLC	United States (Delaware)
Blue Owl Real Estate Emerging Manager U1 GP LLC	United States (Delaware)
Blue Owl Real Estate Emerging Manager U1A GP LLC	United States (Delaware)
Blue Owl Real Estate Emerging Manager U2 GP LLC	United States (Delaware)
Blue Owl Real Estate ERS PREEM I GP LLC	United States (Delaware)
Blue Owl Real Estate ERS PREEM II GP LLC	United States (Delaware)
Blue Owl Real Estate ERS PREEM III LLC	United States (Delaware)
Blue Owl Real Estate Exchange DST Manager LLC	United States (Delaware)
Blue Owl Real Estate Fund GP VI LLC	United States (Delaware)
Blue Owl Real Estate Fund III GP LLC	United States (Delaware)
Blue Owl Real Estate Fund IV GP LLC	United States (Delaware)
Blue Owl Real Estate GP Holdings LLC	United States (Delaware)
Blue Owl Real Estate Holdings LP	United States (Delaware)
Blue Owl Real Estate Maritime Opportunity Fund GP LLC	United States (Delaware)
Blue Owl Real Estate Net Lease IDF GP LLC	United States (Delaware)
Blue Owl Real Estate Net Lease Property Fund GP LLC	United States (Delaware)
Blue Owl Real Estate SASC II GP LLC	United States (Delaware)
Blue Owl Real Estate SASC III GP LLC	United States (Delaware)
Blue Owl Real Estate Seeding and Strategic Capital LLC	United States (Delaware)
Blue Owl Real Estate Seeding Fund Associates LLC	United States (Delaware)
Blue Owl SCF GP Ltd.	United States (Delaware)

Name of Subsidiary	Country (State)
Blue Owl Securities LLC	United States (Delaware)
Blue Owl Strategic Equity Advisors LLC	United States (Delaware)
Blue Owl Strategic Equity Fund Holdings LLC	United States (Delaware)
Blue Owl Strategic Equity GP, LLC	United States (Delaware)
Blue Owl Strategic Equity HoldCo LLC	United States (Delaware)
Blue Owl Strategic Equity Partners Advisors LLC	United States (Delaware)
Blue Owl Strategic Equity Partners GP LLC	United States (Delaware)
Blue Owl Technology Credit Advisors II LLC	United States (Delaware)
Blue Owl Technology Credit Advisors LLC	United States (Delaware)
Blue Owl Technology Lending (M) GP LLC	United States (Delaware)
Dyal Capital Holdings LLC	United States (Delaware)
Dyal LP Holdings LLC	United States (Delaware)
Dyal Strategic Capital Associates LLC	United States (Delaware)
Oak Street Investment Grade Net Lease Fund GP, LLC	United States (Delaware)
Oak Street Real Estate Capital GP V, LLC	United States (Delaware)
Oak Street Seeding and Strategic Capital Holdings, LP	United States (Delaware)
ORCA I LLC	United States (Delaware)
Owl Rock UK LLC	United States (Delaware)
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